EXHIBIT 10.7


                          REGISTRATION RIGHTS AGREEMENT

                          Dated as of October 18, 1996

                                  By and Among



                                CYBERSHOP, L.L.C.

                   TRUSTEES OF GENERAL ELECTRIC PENSION TRUST

                               LEONARD J. FASSLER

                                 GERALD A. POCH

                              PORRIDGE PARTNERS II






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                                TABLE OF CONTENTS
                                -----------------

                                                                                                PAGE
                                                                                                ----
1.  Securities Subject to this Agreement.....................................................     1
    (a)  Definitions.........................................................................     1
    (b)  Restricted Securities...............................................................     1

2.  Demand Registration......................................................................     2
     (a)  Request for Registration...........................................................     2
     (b)  Effective Registration and Expenses................................................     3
     (c)  Priority on Demand Registrations...................................................     4

3.  Piggy-Back Registrations.................................................................     4

4.  Holdback Agreement.......................................................................     6
    (a)  Restrictions on Public Sale by Holders of
         Registrable Securities..............................................................     6
    (b)  Restrictions on Public Sale by the Company
         and Others..........................................................................     6

5.  Registration Procedures..................................................................     6

6.  Registration Expenses....................................................................    11

7.  Indemnification; Contribution............................................................    11
    (a)  Indemnification by the Company......................................................    11
    (b)  Indemnification by Holders of Registrable
         Securities..........................................................................    12
    (c)  Conduct of Indemnification Proceedings..............................................    13
    (d)  Contribution........................................................................    13

8.  Selection of Underwriters; Participation in
    Underwritten Registrations...............................................................    15

9.  Rule 144 Reporting.......................................................................    15

10. Miscellaneous............................................................................    16
    (a)  Governing Law.......................................................................    16
    (b)  No Inconsistent Agreements..........................................................    16
    (c)  Successors and Assigns..............................................................    16
    (d)  Entire Agreement....................................................................    16
    (e)  Amendments and Waivers..............................................................    17
    (f)  Notices.............................................................................    17
    (g)  Delays or Omissions.................................................................    17
    (h)  Remedies............................................................................    17
    (i)  Counterparts........................................................................    17
    (j)  Severability........................................................................    17
    (k)  Titles and Subtitles................................................................    18
    (l)  Attorneys' Fees.....................................................................    18
    (m)  Trustees Not Liable.................................................................    18

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                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement (this "Agreement") is made effective as of October 18, 1996 by and among the Trustees of the General Electric Pension Trust, a New York trust, with its principal office at 3003 Summer Street, Stamford, CT 06904, Leonard J. Fassler, an individual, having an office at 700 Canal Street, Stamford, CT 06902, Gerald A. Poch, an individual, having an office at 700 Canal Street, Stamford, CT 06902, and Porridge Partners II, a Connecticut general partnership having an office at c/o Dawson-Samberg, 354 Pequot Avenue, Southport, Connecticut 06490 (each a "Purchaser" and, collectively, the "Purchasers") and CyberShop, L.L.C., a New Jersey limited liability company (the "Company"), with its principal office at 211 Gates Avenue, 13th Floor, Montclair, NJ 07042-1742.

                  This Agreement is made pursuant to the Securities Purchase Agreement dated as of the date hereof by and among the Company and each of the Purchasers (the "Purchase Agreement"). In order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights with respect to the Securities (as defined in the Purchase Agreement) purchased by the Purchasers pursuant to the Purchase Agreement as set forth in this Agreement. Capitalized terms used herein without definitions shall have the meanings set forth in the Purchase Agreement.

                   The parties hereto agree as follows:

1.  Securities Subject to this Agreement
    ------------------------------------

                  (a) Definitions. The terms "Registrable Securities" and "Restricted Securities" mean and include each of the following, subject to
Section 1(b): (i) the Securities, (ii) any securities similar to the Securities distributed to the holders of Securities in connection with a dividend, split or other distribution relating to the Securities and (iii) any other securities issued in substitution or exchange for any of the Securities in which substitution or exchange such Securities would cease to be outstanding.

                  (b) Restricted Securities. For the purposes of this Agreement, Restricted Securities shall cease to be Registrable Securities when (i) such Restricted Securities have been effectively registered under the Securities Act of 1933, as amended (the "Act"), and they have been disposed of




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pursuant  to an  effective  registration  statement  covering  such  Registrable
Securities, (ii) they are distributed to the public pursuant to Rule 144 (or any similar provisions then in force) under the Act or (iii) they may be sold or transferred pursuant to Rule 144(k) (or any similar provision then in force) under the Act.

2.  Demand Registration
    -------------------

                  (a) Request for Registration. At any time on or after the date 6 months after the effective date of the initial public offering of any securities of or other ownership interests in the Company (the "IPO"), any holder or holders of Registrable Securities then outstanding may make a written request for registration under the Act pursuant to this Section 2 of all or part of its or their Registrable Securities (a "Demand Registration"); provided, that, the Company need effect only one Demand Registration pursuant hereto from the Purchasers (which shall be exercised by a majority in interest of the Purchasers). Such request will specify the aggregate percentage or number of each Purchaser's Registrable Securities proposed to be sold and will also specify the intended method or methods of disposition thereof. Within 10 days after receipt of such request the Company will give written notice of such registration request to all other holders of Registrable Securities and include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt by the applicable holder of the Company's notice. Each such request will also specify the percentage or number of each Purchaser's Registrable Securities to be registered and the intended method or methods of disposition thereof. Unless a majority in interest of the holders requesting to participate in the Demand Registration shall consent in writing, none of the Company's security holders (other than the Company and the holders of Registrable Securities) shall have the right to include any of the Company's securities in any registration statement prepared in connection with any such Demand Registration.

                  (i) If, within 5 business days of receipt of a registration request pursuant to this Section 2(a), the Company is advised in writing (with a copy to the holder of Registrable Securities requesting registration) by the managing underwriter of the IPO that, in such firm's good faith opinion, a registration at the time and on the terms requested would materially and adversely affect any planned offering of securities by the Company or any other financing by the Company that had been contemplated by the Company prior to receipt of the notice requesting registration pursuant to this Section 2(a), the Company shall not be required to



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         effect a registration  pursuant to this Section 2(a) until the earliest of (A) the abandonment of such offering, (B) 90 days after the completion of such offering or (C) the termination of any "hold back" period obtained by the underwriter(s) of such offering from any person in connection therewith.

                  (ii) If a  registration  request is pending  pursuant  to this
         Section 2(a) and the Company has determined in good faith that (A) the filing of a registration statement (or, if such registration statement has been declared effective, any post-effective filing) would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or (B) the Company is then unable to comply with SEC requirements applicable to the requested registration if such registration statement has not been declared effective, the Company shall not be required to effect a registration pursuant to such registration request or make any such post-effective filing until the earlier of (1) the date upon which such material information is otherwise disclosed to the public or ceases to be material or the Company is able to so comply with applicable SEC requirements, as the case may be, and (2) 30 days after the Company makes such good-faith determination; provided that the Company shall not be permitted to delay a requested registration or any such post-effective filing in reliance on this clause (ii) more than 2 times in any 12 month period.

                  (b) Effective Registration and Expenses. A Demand Registration shall not be deemed to have been effected pursuant to Section 2(a) hereof until it has become effective and the period of distribution of the registration contemplated thereby has been completed; provided, however, that if a registration does not become effective solely because of any act or omission on the part of any Purchaser, such registration shall nevertheless count as a Demand Registration and provided further that if after any such registration statement has been declared or becomes effective, the Company, upon the request of the Purchasers, causes the effectiveness thereof to lapse prior to the completion of the period of distribution originally contemplated, such lapsed registration shall be deemed a completed Demand Registration unless such request by the Purchasers is directly related to a material adverse change to the Company or its business which (i) in the good faith determination of the Purchasers is likely to materially and adversely affect the ability of the Purchasers to sell the Registrable Securities pursuant to such Registration Statement or (ii) was known, but not disclosed to the Purchasers, by the Company prior to the effectiveness of



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such  registration   statement.  In  any  registration  initiated  as  a  Demand
Registration, the Company will pay all Registration Expenses (as hereinafter defined) in connection therewith, whether or not such registration becomes effective.

                  (c) Priority on Demand Registrations. If the holders of a majority of the number of shares or amount of Registrable Securities to be registered in a Demand Registration so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. Subject to the immediately succeeding sentence, the Company shall have the right to cause the registration of additional securities for sale for the account of any person (including the Company) in any registration of Registrable Securities requested by a Holder pursuant to Section 2(a). In connection with such registration, if the managing underwriter or underwriters of such offering advise the Company and the holders in writing that in their good faith opinion the aggregate amount of Registrable Securities requested to be included in such offering (together with additional securities being offered by the Company or for the account of any other person other than the Purchasers) is sufficiently large to materially and adversely affect the offering and sale of such Registrable Securities, the Company will reduce the amount of securities to be offered by it or for the account of any other person other than the Purchasers to the extent recommended by the managing underwriter (or if so recommended, withdraw from the offering entirely) and will include in such registration the aggregate amount of Registrable Securities which in the opinion of such managing underwriter or underwriters can be sold without any such material adverse effect, and such securities to be included shall be allocated pro rata among the holders of Registrable Securities on the basis of the number or amount of Registrable Securities requested to be included in such registration by the holders thereof.

3.  Piggy-Back Registrations
    ------------------------

                  (a) If the Company proposes to file a registration statement under the Act with respect to an offering by the Company for its own account and/or for the account of any security holders (other than the holders of Registrable Securities) of any class of security (other than a registration statement on Form S-4 or S-8 or successor forms thereto or filed in connection with an exchange offer or an offering of securities solely to the Company's existing stockholders or a registration statement filed in connection with the
IPO), then the Company shall in each case give written notice of such proposed filing to the holders of Registrable Securities at least 30 days before the anticipated filing date, and such notice shall offer



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(except as otherwise  contemplated by the penultimate  sentence of this Section)
such holders the opportunity to register such number of shares of Registrable Securities as each such holder may request. The Company shall use its reasonable commercial efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the holders of Registrable Securities requested to be included in the registration for such offering to include such securities in such offering on the same terms and conditions as any similar securities of the Company included therein.

                  (b) If at any time after giving written notice of its intention to register any securities and prior to the effective date of such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, given written notice of such determination to the holders of Registrable Securities and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (B) in the case of a determination to delay such registration, the Company shall be permitted to delay registration of any Registrable Securities requested to be included in such piggyback registration for the same period as the delay in registering such other securities.

                  (c) (i) If the registration referred to in the first sentence of this Section 3 is to be an underwritten primary registration on behalf of the Company, and the managing underwriter advises the Company in writing that, in such firm's good faith opinion, such offering would be materially and adversely affected by the inclusion therein of the Registrable Securities requested to be included therein, the Company shall include in such registration: (1) first, all securities the Company proposes to sell for its own account ("Company Securities"), (2) second, up to the full number or amount of Registrable Securities held by the Purchasers and requested to be included in such registration by such Purchasers ("Purchaser Securities") in excess of the number or dollar amount of securities the Company proposes to sell which, in the good-faith opinion of such managing underwriter, can be so sold without so materially and adversely affecting such offering, and (3) third, an amount of other securities, if any, requested to be included therein in excess of the number or dollar amount of Company Securities and Purchaser Securities which, in the opinion of such underwriter(s), can be sold without materially and adversely affecting such offering (allocated among the holders of such other securities in such proportions as such holders and the Company may agree); and (ii) if the registration referred to in the first


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sentence of this Section 3 is to be an  underwritten  secondary  registration on behalf of holders of securities (other than Registrable Securities) of the Company (the "Other Holders"), and the managing underwriter advises the Company in writing that in their good-faith opinion such offering would be materially and adversely affected by the inclusion therein of the Registrable Securities requested to be included therein, the Company shall include in such registration the amount of securities (including Registrable Securities) that such managing underwriter advises allocated pro rata among the Other Holders and the holders of Registrable Securities on the basis of the number or amount of securities (including Registrable Securities) requested to be included therein by each Other Holder and each Holder of Registrable Securities.

4.  Holdback Agreement
    ------------------

                  (a) Restrictions on Public Sale by Holders of Registrable Securities. To the extent not inconsistent with applicable law, each holder of Registrable Securities whose securities are included in a registration statement agrees, upon the request of the managing underwriter or underwriters in an underwritten offering, not to sell, make any short sale of, lend, grant any option for the purchase of, effect any public sale or distribution or otherwise dispose of any securities of the Company, during the 30 days prior to, and during the 90-day period beginning on, the effective date of such registration statement, if and to the extent requested by the managing underwriter or underwriters. The Company may impose stop transfer restrictions on certificates reflecting the foregoing.

                  (b) Restrictions on Public Sale by the Company and Others. The Company agrees, upon the request of the managing underwriter or underwriters in an underwritten offering, not to effect any public or private offer, sale or distribution of any securities of the Company of the same class as the securities included in any registration participating, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to employee benefit plans, as part of such registration or pursuant to registrations on Forms S-4 or S-8 or any successor form to such Forms), during the 14 days prior to, and during the 90-day period beginning on, the effective date of such registration statement, if and to the extent requested by the managing underwriter or underwriters.

5.  Registration Procedures
    -----------------------



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                  Whenever the holders of Registrable  Securities have requested that any Registrable Securities be registered pursuant to Section 2 or 3 of this Agreement, the Company will use its reasonable commercial efforts to effect the registration and the sale of such Registrable Securities upon the terms and conditions hereof to permit the sale of Registrable Securities by holders thereof in accordance with the intended method or methods of distribution or disposition thereof as quickly as practicable, and in connection with any such request, the Company will as expeditiously as possible:

                  (a) in connection with a request pursuant to Section 2, prepare and file with the Securities and Exchange Commission (the "Commission"), not later than 60 days (90 days if other than on a Form S-3) after receipt of a request to file a registration statement with respect to Registrable Securities, a registration statement on any form for which the Company then qualifies or which counsel for the company shall deem appropriate for the sale of Registrable Securities in accordance with the intended method or methods of distribution thereof, and use reasonable commercial efforts to cause such registration statement to become effective as promptly as practicable thereafter; and provided, further, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to one counsel selected by the holders of a majority in number of shares of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed;

                  (b) in connection with a registration pursuant to Section 2, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable period referred to in Section 4(3) of the Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such registration statement or prospectus;

                  (c) as soon as reasonably possible, furnish to each seller of Registrable Securities to be included in




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         a registration statement copies of such registration statement as filed and each amendment and supplement thereto (in each case including all exhibits thereto), as many copies of the prospectus included in such registration statement and any amendments or supplements thereto as
         such  seller  may  reasonably   request   (including  each  preliminary
         prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) use reasonable commercial efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, that the Company will not be required to (i) register or to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d) or to subject itself to taxation in any such jurisdiction or (ii) take any action that would subject it to the service of process in suits other than as to matters and transactions relating to the sale of the Registrable Securities or any violation of state securities laws in any jurisdiction where it is not now so subject;

                  (e) use reasonable commercial efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities subject to the proviso contained in paragraph
         (d) above;

                  (f) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated



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



         therein or necessary to make the statements therein not misleading;

                  (g) notify each seller of Registrable Securities of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

                  (h) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions (including using reasonable commercial efforts to obtain customary opinions of counsel for the Company) as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                  (i) make available at all reasonable times and in a reasonable manner for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company customarily reviewed in similar securities offerings (collectively, the "Records"), and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration statement prior to its effectiveness. Records which the Company determines, in good faith, to be confidential and which the Company notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each seller of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                  (j) use reasonable commercial efforts to obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters with respect to offerings of such type as the holders of a majority in number of shares of the Registrable Securities being sold reasonably request;

                  (k) otherwise comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within 3 months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder;

                  (l) cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed; and

                  (m) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD") and in the performance of any due diligence investigation by any Inspector (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

                  The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Securities as the Company may from time to time reasonably request in writing.

                  Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(f) hereof, such holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(f) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed. If so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including the period referred to in Section 5(b)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(f) hereof to and including the date when each seller of Registrable

Securities covered by such registration statement shall have received the copies of the supplemented or amended or amended prospectus contemplated by Section 5(f) hereof or shall have received the Advice.

6.  Registration Expenses
    ---------------------

                  All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation, all registration and filing fees and expenses (including those for filings made with the NASD), fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange and quotation system on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit and "comfort" letters required by or incidental to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company, fees and expenses of other Persons retained by the Company, fees and expenses of one counsel for the holders of Registrable Securities incurred in connection with each registration hereunder and any reasonable out-of-pocket expenses of the holders of Registrable Securities (or the agents who manage their accounts) (all such expenses being herein called "Registration Expenses"), will be borne by the Company. The holders of Registrable Securities sold pursuant to a registration statement shall bear the expense of any broker's commission or underwriter's discount or commission relating to such registration and sale.

7.  Indemnification; Contribution
    -----------------------------

                  (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, (i) each holder of Registrable Securities, (ii) each Person who controls such holder
(within the meaning of the Act), (iii) any investment advisor thereof or financial agent or counsel therefor, and (iv) the trustees, officers, directors, partners, employees, representatives and/or agents, as applicable, of each Person described in the foregoing clauses (i) through (iii), from and against any and all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus (or any amendments or supplements thereto), including any document incorporated by reference therein, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by, contained in, or, with respect to any material omission, omitted from, any information with respect to indemnified parties or any underwriter or person controlling or affiliated with an underwriter furnished in writing to the Company by such indemnified party expressly for use therein. The Company will also indemnify and hold harmless (A) any underwriters of the Registrable Securities, (B) each Person who controls such underwriters (within the meaning of the Act), and (C) the officers, directors, partners, employees, representatives and/or agents of each Person described in the foregoing clauses (A) and (B), to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                  (b) Indemnification by Holders of Registrable Securities. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information with respect to such holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify and hold harmless, to the extent permitted by law, (i) the Company, (ii) each Person who controls the Company (within the meaning of the Act), and (iii) the officers, directors, partners, employees, representatives and/or agents of each Person described in the foregoing clauses
(i) and (ii), from and against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in the light or the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in, or with respect to any material omission, omitted from, any information with respect to such holder so furnished in writing by such holder expressly for use therein. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sales of

Restricted Securities giving rise to such indemnification obligation.

                  (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action , suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to this Agreement (but the failure to give such notice will not affect the right to indemnification or contribution hereunder unless, and only to the extent that, the indemnifying party is materially prejudiced by such failure). The indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying parties shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) in any one jurisdiction at any time for all such indemnified parties, unless in the reasonable judgment of an indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels. Any indemnified party shall also have the right to employ separate counsel in any such action and participate in the defense thereof at such indemnified party's expense. The indemnifying party will not be subject to any liability for any settlements made without its consent, which shall not be unreasonably withheld. No indemnifying party shall, without the consent of such indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability for claims that are the subject matter of such proceeding.

                  (d) Contribution. If for any reason the indemnity provided for in this Section 7 is unavailable to, or is insufficient to hold harmless, an indemnified party, then the indemnifying party, in lieu of indemnifying such party, shall contribute the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party; and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c), any legal or other fees or expenses reasonably incurred by such indemnified party in connection with any investigation or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

8.  Selection of Underwriters; Participation in Underwritten Registrations
    ----------------------------------------------------------------------

                  (a) The underwriters for any offering of Registrable Securities to be distributed pursuant to Section 2 shall be selected by the holders of a majority of the number of shares of Registrable Securities to be registered and shall be reasonably acceptable to the Company.

                  (b) The underwriters for any offering of Registrable Securities to be registered pursuant to Section 3 shall be selected by the Company and shall be reasonably acceptable to the holders of a majority of the number of shares of Registrable Securities to be registered.

                  (c)  Notwithstanding  the  provisions of this Section  8(a)and
(b), the Trustees of General Electric Pension Trust shall have the right to disapprove any underwriter in which General Electric Company has a direct or indirect interest of five percent or more.

                  (d) No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

9.  Rule 144 Reporting
    ------------------

                  With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

                  (a) use reasonable commercial efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Act;

                  (b) use reasonable commercial efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

                  (c) furnish to any holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.

10. Miscellaneous
    -------------

                  (a) Governing Law. This Agreement shall be governed in all respects by the laws of the State of New Jersey, without reference to its conflicts of law principles.

                  (b) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement and, without the prior written consent of the Purchasers, grant registrations rights to any other Person or Persons that are senior to or pari passu with registration rights granted to the Purchasers hereunder. The Company represents and warrants that it has not previously entered into any agreement with respect to any of its securities granting any registration rights to any Person, other than agreements which by reason of lapse of time do not require the Company as a practical matter to register any securities for any Person.

                  (c) Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. No party may assign any of such party's rights, interests or obligations hereunder without the prior written consent of the other parties hereto; provided, however, that any Purchaser may assign any or all of its rights, interests and obligations hereunder (i) in connection with the concurrent sale or transfer of Registrable Securities, or (ii) to a successor entity to any Purchaser pursuant to a reorganization of such Purchaser, provided, in case of each assignment pursuant to clause (i) or (ii) above, that
(A) the Company receives notice o such assignment and (B) this Agreement may only be assigned if, prior to such assignment, such assignee shall assume all of the applicable assignor's obligations hereunder.

                  (d) Entire Agreement. This Agreement, together with the Purchase Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenant except as specifically set forth herein or therein.

                  (e) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least a majority of number of shares of Registrable Securities then outstanding affected by such amendment, modification, supplement, waiver or departure.

                  (f) Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by express, registered or certified mail, postage prepaid, return receipt requested, sent by facsimile confirmed by first-class mail, postage prepaid, or by courier service guaranteeing overnight delivery with charges prepaid, or otherwise delivered by hand or by messenger, addressed to party at such party's address and/or facsimile number as provided in Schedule I hereto or at such other address and/or facsimile number as such party shall have furnished to the other parties hereto in accordance with this Section 10(f). Any notice provided hereunder shall be effective upon receipt.

                  (g) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Purchasers, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of the Purchasers nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any other breach or default theretofore or thereafter occurring.

                  (h) Remedies. Each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of breach by it of the provisions of this Agreement and hereby agrees to waive (to the extent permitted by law) the defense in any action for specific performance that a remedy of law would be adequate.

                  (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  (j) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, it being intended that all of the rights and privileges of the Purchasers shall be enforceable to the fullest extent permitted by law.

                  (k) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  (l) Attorney's Fees. In any action or proceeding brought to enforce any provision of this Agreement, the Securities or the Purchase Agreement, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorney's fees in addition to any other available remedy.

                  (m) Trustees Not Liable. Any obligation of the Trustees of General Electric Pension Trust shall be enforceable solely against the assets of such Pension Trust and not against any Trust individually (except with respect to the actual fraud or willful misconduct of any such Trustee).

                  [Remainder of page intentionally left blank.]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the 18th day of October, 1996.

The Company:                            Purchasers:
-----------                             ----------

CYBERSHOP, L.L.C.                       TRUSTEES OF GENERAL ELECTRIC
                                           PENSION TRUST




By: /s/ Jeffrey Tauber                  By:
    ---------------------------              --------------------------------
    Name: Jeffrey Tauber                     Name:
    Title: Managing Member                   Title:



                                                 ----------------------------
                                                 GERALD A. POCH



                                                 ----------------------------
                                                 LEONARD J. FASSLER




                                                 PORRIDGE PARTNERS II



                                        By:
                                                 ----------------------------
                                                 Name: Arthur J. Samberg
                                                 Title: General Partner

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the 18th day of October, 1996.

The Company:                            Purchasers:
-----------                             ----------

CYBERSHOP, L.L.C.                       TRUSTEES OF GENERAL ELECTRIC
                                           PENSION TRUST




By:                                     By:  /s/ Alan M. Lewis
    ---------------------------              --------------------------------
    Name:                                    Name:   Alan M. Lewis
    Title: Managing Member                   Title:  Trustee



                                        -------------------------------------
                                        GERALD A. POCH



                                        -------------------------------------
                                        LEONARD J. FASSLER




                                        PORRIDGE PARTNERS II



                                        By:
                                                 ----------------------------
                                                 Name: Arthur J. Samberg
                                                 Title: General Partner

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the 18th day of October, 1996.

The Company:                            Purchasers:
-----------                             ----------

CYBERSHOP, L.L.C.                       TRUSTEES OF GENERAL ELECTRIC
                                           PENSION TRUST




By:                                     By:
    ---------------------------              --------------------------------
    Name:                                    Name:
    Title: Managing Member                   Title:


                                        /s/ Gerald A. Poch
                                        -------------------------------------
                                        GERALD A. POCH


                                        /s/ Leonard J. Fassler
                                        -------------------------------------
                                        LEONARD J. FASSLER




                                        PORRIDGE PARTNERS II



                                        By:
                                                 ----------------------------
                                                 Name: Arthur J. Samberg
                                                 Title: General Partner

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the 18th day of October, 1996.

The Company:                            Purchasers:
-----------                             ----------

CYBERSHOP, L.L.C.                       TRUSTEES OF GENERAL ELECTRIC
                                           PENSION TRUST




By:                                     By:
    ---------------------------              --------------------------------
    Name:                                    Name:
    Title: Managing Member                   Title:



                                        -------------------------------------
                                        GERALD A. POCH



                                        -------------------------------------
                                        LEONARD J. FASSLER




                                        PORRIDGE PARTNERS II



                                        By:      /s/ Arthur J. Samberg
                                                 ----------------------------
                                                 Name: Arthur J. Samberg
                                                 Title: General Partner

                                                                      SCHEDULE I
                                                                      ----------




                            ADDRESSES OF THE PARTIES
                            ------------------------


1.  CyberShop, L.L.C.
    211 Gates Avenue, 13th Floor
    Montclair, NJ 07042-1742
    facsimile number: (201) 746-6983

2.  Trustee of General Electric Pension Trust
    3003 Summer Street
    Stamford, CT 06904
    facsimile number: (203) 326-4177

3.  Leonard J. Fassler
    700 Canal Street
    Stamford, CT 06902
    facsimile number: (203) 357-1531

4.  Gerald A. Poch
    700 Canal Street
    Stamford, CT 06902
    facsimile number: (203) 357-1531

5.  Porridge Partners II
    c/o Dawson-Samberg
    354 Pequot Avenue
    Southport, CT 06490
    facsimile number: (203) 255-2558

                                 AMENDMENT NO. 1
                          REGISTRATION RIGHTS AGREEMENT


          This Amendment No. 1 (this "Amendment") dated as of June 3, 1997 to that certain Registration Rights Agreement (the "Existing Registration Rights Agreement") dated and effective as of October 18, 1996 by and among the Trustees of the General Electric Pension Trust, a New York trust ("GEPT"), Leonard J. Fassler, an individual ("Fassler"), Gerald A. Poch ("Poch"), an individual,
Porridge Partners II, a Connecticut general partnership ("Porridge") and CyberShop, L.L.C., a New Jersey limited liability company (the "Company").

                                    RECITAL

         Reference is made to (i) that certain Securities Purchase Agreement dated as of October 18, 1996 among the Company, GEPT, Poch, Fassler and Porridge (the "1996 Purchase Agreement") pursuant to which GEPT, Poch, Fassler and Porridge purchased membership interests in, and were as admitted as members of, the Company and (ii) that certain Second Securities Purchase Agreement of even date herewith among the Company, GEPT and Fassler (the "1997 Purchase Agreement") pursuant to which GEPT and Fassler are to make additional contributions to the Company in the amounts of $400,000 and $50,000, respectively (the "Additional Contributions"). In order to induce GEPT and Fassler to make the Additional Contributions to the Company, the Company has agreed to amend the Existing Registration Rights Agreement in the manner set forth herein and, in light of the benefit to be received by the Company from the Additional Contributions, Poch and Fassler have agreed to consent to this Amendment.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Definition of "Securities"; Consent by Non-Participating Parties; Automatic Amendment Relating to Possible Poch Contribution. The term "Securities" as used in the Existing Registration Rights Agreement shall have the meaning provided in the 1996 Purchase Agreement and shall also include any increases to the interests in the Company owned by GEPT and Fassler as a result of the Additional Contributions to be made by each of them pursuant to the 1997 Purchase Agreement. Poch and Porridge hereby agree and consent to the Amendment contained in the preceding sentence. All parties hereto agree and acknowledge that Poch may (prior to the end of June 1997) make an additional contribution of $50,000 to the Company in respect of his membership interest in the Company on the same terms as the Additional Contributions and that if and when such contribution is made by Poch, the Existing Registration Rights Agreement, as amended hereby, shall be deemed to be further amended, without further action or the execution of any instrument, such that the term "Securities", as amended, hereby, shall also include increases in Poch's interests as a result of his $50,000 additional contribution.

Section 2. Miscellaneous
           -------------

          (a) Full Force; Governing Law. Except as amended hereby, the Existing Registration Rights Agreement remains in full force and effect. This Amendment shall be governed in all respects by the laws of the State of New Jersey, without reference to its conflicts of law principles.

          (b) Counterparts; Captions. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The captions used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment or the Existing Registration Rights Agreement.

                  [Remainder of page intentionally left blank.]

         IN WITNESS  WHEREOF,  the parties have executed  this  Amendment to the
Existing Registration Rights Agreement as of the    day of   , 1997.

CYBERSHOP, L.L.C.                                  TRUSTEES OF GENERAL ELECTRIC
                                                   PENSION TRUST


By:  /s/ Jeffrey Tauber                            By:
     ------------------------                          -------------------------
     Name: Jeffrey Tauber                               Name:
     Title:   Managing Member                           Title:



                                                   /s/ Generald A. Poch
                                                   -----------------------------
                                                   GERALD A. POCH




                                                   -----------------------------
                                                   LEONARD J. FASSLER



                                                   PORRIDGE PARTNERS II



                                                   By:
                                                        ------------------------
                                                        Name: Arthur J. Samberg
                                                        Title:   General Partner

         IN WITNESS  WHEREOF,  the parties have executed  this  Amendment to the
Existing Registration Rights Agreement as of the 3rd day of June   , 1997.

CYBERSHOP, L.L.C.                                  TRUSTEES OF GENERAL ELECTRIC
                                                   PENSION TRUST


By:                                                By:  /s/ Donald W. Torey
     ------------------------                           ------------------------
     Name: Jeffrey Tauber                               Name: Donald W. Torey
     Title:   Managing Member                           Title:   Trustee




                                                   -----------------------------
                                                   GERALD A. POCH



                                                   -----------------------------
                                                   LEONARD J. FASSLER



                                                   PORRIDGE PARTNERS II



                                                   By:
                                                        ------------------------
                                                        Name: Arthur J. Samberg
                                                        Title:   General Partner

         IN WITNESS  WHEREOF,  the parties have executed  this  Amendment to the
Existing Registration Rights Agreement as of the 3rd day of June   , 1997.

CYBERSHOP, L.L.C.                                  TRUSTEES OF GENERAL ELECTRIC
                                                   PENSION TRUST


By:                                                By:
     ------------------------                           ------------------------
     Name: Jeffrey Tauber                               Name:
     Title:   Managing Member                           Title:





                                                   -----------------------------
                                                   GERALD A. POCH



                                                   /s/ Leonard J. Fassler
                                                   -----------------------------
                                                   LEONARD J. FASSLER



                                                   PORRIDGE PARTNERS II



                                                   By:
                                                        ------------------------
                                                        Name: Arthur J. Samberg
                                                        Title:   General Partner

         IN WITNESS  WHEREOF,  the parties have executed  this  Amendment to the
Existing Registration Rights Agreement as of the 3rd day of June   , 1997.

CYBERSHOP, L.L.C.                                  TRUSTEES OF GENERAL ELECTRIC
                                                   PENSION TRUST


By:                                                By:
     ------------------------                           ------------------------
     Name: Jeffrey Tauber                               Name:
     Title:   Managing Member                           Title:





                                                   -----------------------------
                                                   GERALD A. POCH




                                                   -----------------------------
                                                   LEONARD J. FASSLER



                                                   PORRIDGE PARTNERS II



                                                   By:  /s/ Arthur J. Samberg
                                                        ------------------------
                                                        Name: Arthur J. Samberg
                                                        Title:   General Partner